UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2025
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2025, the stockholders of Greenidge Generation Holdings Inc. (the “Company”) approved and adopted the Company’s Third Amended and Restated 2021 Equity Incentive Plan (the “Plan”) at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the material terms of the Plan is included under the heading “Proposal 3—Approval of Third Amended and Restated 2021 Equity Incentive Plan” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). The summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 17, 2025, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders were asked to vote upon (1) the election of ten directors, (2) the ratification of the selection of MaloneBailey, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 and (3) the approval of the Plan.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the ten nominees listed below for director, each to hold office until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, by the vote indicated below.

Nominee	For	Withheld	Broker Non-Votes
Andrew M. Bursky	28,548,145	273,505	3,391,591
Timothy Fazio	28,556,618	265,032	3,391,591
Kenneth Fearn	28,573,920	247,730	3,391,591
David Filippelli	28,548,238	273,412	3,391,591
Jordan Kovler	28,565,124	256,526	3,391,591
Christopher Krug	28,573,580	248,070	3,391,591
Jerome Lay	28,541,486	280,164	3,391,591
Timothy Lowe	28,573,312	248,338	3,391,591
Michael Neuscheler	28,573,978	247,672	3,391,591
George (Ted) Rogers	28,573,920	247,730	3,391,591

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders approved the selection of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the vote indicated below.

For	Against	Abstentions	Broker Non-Votes
32,024,263	169,908	19,070	—

Proposal 3: Approval of the Plan

The Company’s stockholders approved the Plan, by the vote indicated below.

For	Against	Abstentions	Broker Non-Votes
28,508,259	296,457	16,934	3,391,591

Item 9.01 – Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Third Amended and Restated 2021 Equity Incentive Plan (incorporated by reference to Annex A to the Definitive Proxy Statement on Form DEF 14A filed with the SEC on April 28, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: June 17, 2025